EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. 1350)
In connection with the Quarterly Report of Wells Core Office Income REIT, Inc. (the “Registrant”) on Form 10-Q for the quarter ended June 30, 2011, as filed with the U. S. Securities and Exchange Commission (the “Report”), the undersigned, Leo F. Wells, III, Chief Executive Officer of the Registrant, and Douglas P. Williams, Chief Financial Officer of the Registrant, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that, to the best of our knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ LEO F. WELLS, III
Leo F. Wells, III Principal Executive Officer
August 15, 2011

/s/ DOUGLAS P. WILLIAMS
Douglas P. Williams Principal Financial Officer
August 15, 2011